SECURITY AGREEMENT


                  This Security Agreement (the "Agreement") dated as of February 20, 1998, is entered into by and between COVOL TECHNOLOGIES, INC., a Delaware corporation ("Covol"), Alabama Synfuel #1 Ltd., a Delaware limited partnership ("Alabama Synfuel") (Covol and Alabama Synfuel are collectively referred to herein as "Sellers" and "Secured Party"), and Birmingham Syn Fuel, LLC, an Oregon limited liability company (the "Buyer" and "Debtor"), pursuant to that certain Alabama Project Purchase Agreement dated as of March 20, 1997 by and between the Secured Party and the Debtor (the "Purchase Agreement"). All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement for all purposes of this Agreement.

                                   WITNESSETH

                  WHEREAS pursuant to Section 2.2 of the Purchase Agreement the Buyer is required to deliver a promissory note (the "Promissory Note"), in an aggregate principal amount of six million five hundred thousand dollars ($6,500,000) to the Sellers representing the purchase price for the Purchased Assets; and

                  WHEREAS in order to secure the obligations of Buyer under the Purchase Agreement Documents, this Agreement and the Promissory Note, the Buyer, as Debtor, has agreed to grant a continuing first priority security interest in the Collateral (as defined herein) to the Sellers, as Secured Party; and

                  WHEREAS, the execution,  delivery and filing of this Agreement
is  a  condition   precedent  to  the  Sellers'  obligation  to  consummate  the transactions contemplated by the Purchase Agreement.

                  NOW, THEREFORE, to induce the Secured Party to enter into the Purchase Agreement, and to consummate the transactions contemplated thereby, the Debtor hereby agrees as follows:

                  Section 1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (which meanings shall be equally applicable to both the singular and plural forms of the terms defined);

                  "Account" shall have the meaning given to that term in the Code.

                  "Account Debtor" means any Person who is obligated on an Account.

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                  "Business Day" means any day other than a Saturday,  a Sunday, a public or bank holiday under the laws of the State of Utah.

                  "Cash and Cash Equivalents" means the aggregate amount of (i) cash on hand, (ii) Dollar demand deposits maintained in the United States with any federally insured or state chartered financial institution, (iii) Dollar time deposits maintained in the United States with, or certificates of deposit issued by, any federally insured or state chartered financial institution, (iv) direct obligation of, or unconditionally guaranteed by, the United States and having a maturity of one year or less, and (v) readily marketable commercial paper having a maturity of one year or less, issued by any corporation organized and existing under the laws of the United States or any state thereof or the District of Columbia.

                  "Code" means the Uniform Commercial Code as enacted in the State of Utah.

                  "Collateral" means (a) all personal property assets of Debtor used or useful in connection with the Alabama Project, whether now existing or hereafter acquired or arising, and wherever located, tangible or intangible, including:

                              (i)           All  Equipment   used  or  usefu  in
                  connection with the Alabama Project;

                              (ii) All Computer Hardware and Software used or useful in connection with the Alabama Project;

                              (iii)         All Accounts, contract rights, notes
                  receivable, chattel paper, instruments, Intangibles, Cash and Cash Equivalents, stock and other equity securities, tax refunds and tax refund claims, trademarks, service marks, trade styles, trade names, licenses, franchises, copyrights, patents and other intellectual property of Debtor used or useful in connection with the Alabama Project, all depository accounts or deposits by Debtor in connection with the Alabama Project with any Person, documents, documents of title, and other property rights of any kind used or useful in connection with the Alabama Project, whether now or hereafter existing, wherever located, together with all rights now or hereafter existing in and to all security agreements, leases of personal property, leases of real property, and other contracts securing or otherwise relating to any such Accounts, contract rights, notes receivable, chattel paper, instruments, Intangibles, Cash and Cash Equivalents, stock and other equity securities, tax refunds and tax refund claims, trademarks, service marks, trade styles, trade names, licenses, franchises, copyrights, patents and other intellectual property of Debtor used or useful in connection with the Alabama Project;

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
                              (iv) All Proceeds and products of any and all of the foregoing property and, to the extent not otherwise included, all payments under insurance (whether or not secured party is the loss payee thereof), and all claims, indemnities, warranties or guarantees, payable by reason of loss or damage to or otherwise with respect to any of the foregoing property, and all property of any type described above that is acquired with any cash proceeds of any of the foregoing property;

                              (v) All fixtures and other appurtenances to the Alabama Project and the real property owned by the Debtor.

         (b) all leasehold interests of Debtor in the real property covered by the Lease and all other real property assets (as described in Schedule 2 hereto) of Debtor used or useful in connection with the Alabama Project, and all rents, income, issues and profits thereof.

                  "Collateral   Assignment   of  Lease"  means  the   Collateral
Assignment of Lease, dated as of February 20, 1998, between Debtor, as assignor, and Secured Party, as assignee.

                  "Computer Hardware and Software" means all of Debtor's right, title and interest, now owned or hereafter acquired, in computer equipment and hardware including all central processing units, terminals, disk drives, tape drives, electronic memory units, printers, keyboards, screens, peripherals (and other input/output devices), modems and other communication controllers, and any and all model conversions, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof, all intellectual property used by Debtor, at any time, in the operation of such computer equipment and hardware, including all software, all of Debtor's rights (to the extent assignable) under any licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, and renewal rights related to Debtor's use, at any time, of such computer equipment, hardware or software, and all leases pursuant to which Debtor leases any computer equipment, hardware or software.

                  "Equipment" means all equipment (as defined in the Code) of Debtor in all of its forms, wherever located, now or hereafter existing.

                  "GAAP" means generally accepted United States accounting principles consistently applied as in effect from time to time.

                  "Intangibles" means (i) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses, franchises, and rights in any thereof, and other similar intangibles, (ii) all unamortized debt discount and expense, (iii) all reserves carried and not deducted from assets, (iv) treasury stock and capital stock, obligations or other securities of, or capital contributions or

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

investments in, any Related Person, (v) securities which are not readily marketable, (vi) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or debt,
(vii) any write-up in the book value of any asset resulting from a revaluation thereof, and (viii) any items not included in clauses (i) through (vii) above which are treated as intangibles in conformity with GAAP.

                  "Inventory" means all inventory (as defined in the Code) of Debtor, including without limitation all personal property held for sale, lease or demonstration, or to be furnished under contracts of sale or service, in all forms, wherever located, now or hereafter existing, including (i) all inventory, raw materials, work in process, finished goods, materials and supplies used or to be consumed in Debtor's business, and all additions and accessions to such property, (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind, and (iii) goods which are returned to or repossessed by Debtor and all accessions thereto and products thereof.

                  "Lien" means any mortgage, pledge, lien, claim, charge, encumbrance, security interest, conditional sale or title retention agreement, easement, use restriction, covenant or reservation against or with respect to any of Debtor's property or interest in property.

                  "Person" means any natural person, corporation, limited liability company, partnership, sole proprietorship, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Proceeds" shall have the meaning given to that term in the Code and shall include whatever is received upon the sale, exchange, collection or other disposition of Collateral.

                  "Receiver" means any trustee, receiver, custodian, fiscal agent, liquidator or similar officer.

                  "Related Person" means (i) any shareholder who owns or controls more than five percent (5%) of the voting securities of Debtor, (ii) any officer or director of Debtor, and (iii) any other Person that, directly or indirectly, controls, is controlled by or is under common control with or is related to, by blood or marriage, Debtor or any Person identified in clauses (i) or (ii).

                  "Security  Documents"  means this  Agreement,  the  Collateral
Assignment  Lease,  any  financing   statements  and  all  other  documents  and
agreements given to secure the Obligations.

                  Section 2. Security Interest and Collateral. To secure the full, prompt and complete payment and performance when due of all indebtedness evidenced by that certain Promissory Note of even date herewith executed by the

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Debtor,  and any  extension  thereof or  amendment  thereto  (collectively,  the
"Obligations"), the Debtor hereby irrevocably transfers, assigns, mortgages, sets over and grants to the Secured Party for security purposes, a continuing security interest (the "Security Interest") in and lien on all of the Debtor's right, title and interest in, to the Collateral, regardless of where located. Debtor further acknowledges and agrees that the Obligations are secured by security interests in and liens upon all of the Collateral in accordance with the provisions set forth herein and in the other Purchase Agreement Documents. Secured Party acknowledges and agrees that in addition to any rights of the Debtor under the Transaction Documents and applicable law, any amounts owing to Debtor from either of the Sellers under any of the Transaction Documents may be offset and applied toward the payment of the Obligations, whether or not the Obligations, or any part thereof, shall be due and payable.

                  Section 3.  Representations and Warranties of the Debtor.  The
Debtor hereby represents and warrants to the Secured Party (which representations and warranties shall survive for so long as any part of the Obligations is outstanding) as follows:

                  (a) No Other Encumbrances; No Filings By Third Parties. There is no security agreement or chattel mortgage, other than this Agreement, in each case entered into by Debtor and covering the Collateral and no financing statements naming the Debtor as debtor covering the Collateral have been filed with the Secretary of State or corresponding agency for the state of Alabama. The Debtor will not execute any financing statement or other public notice or recording covering the Collateral (other than any financing statement or other public notice or recording naming Secured Party as the secured party therein or as otherwise permitted under this Agreement) so long as any of the Obligations are outstanding.

                  (b) Corporate Authority. The Debtor has full right, power and authority to assign and grant a continuing security interest in the Collateral to the Secured Party. The making and performance of this Agreement are within the corporate powers of the Debtor and have been duly authorized by all necessary corporate action on the part of the Debtor. This Agreement constitutes a legal, valid and binding obligation of the Debtor enforceable against Debtor in accordance with its terms (subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar laws from time to time in effect relating to the rights and remedies of creditors as well as to general principles of equity). The Debtor's chief executive office within the meaning of the Code is located in Portland, Oregon. The Collateral is located in Birmingham, Alabama.

                  (c) Security Interest. The grant of the security interest in the Collateral pursuant to this Agreement creates a valid security interest in the Collateral, enforceable against Debtor and securing payment of the Obligations (subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar laws from time to time in effect relating to the rights and remedies of creditors as well as to general principles of equity).

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

                  Section 4. Covenants of the Debtor. The Debtor hereby agrees as follows:

                  (a)      Ownership and Possession of the Collateral.

                           (1) Title to and ownership of the Collateral shall be and remain exclusively in Debtor and Debtor shall not transfer the Collateral out of the State of Alabama without prior written notice to Secured Party. Debtor agrees that Collateral not in the location identified above shall nevertheless remain subject to Secured Party's first priority security interest.

                           (2) Debtor agrees not to change the location of its chief executive offices without prior written notice to Secured Party. Upon request by Secured Party, Debtor shall confirm to Secured Party the location of the Collateral.

                  (b) Change in Debtor's Name or Corporate Structure. Debtor will not change its name, identity or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) without notifying Secured Party of such change in writing at least thirty (30) days prior to the effective date of such change.

                  (c) Documents; Collateral in Possession of Third Parties. If certificates of title or other documents evidencing ownership or possession of the Collateral are issued or outstanding, upon the request of the Secured Party, Debtor will cause the interest of Secured Party to be properly noted thereon and will, forthwith upon receipt, deliver same to Secured Party. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, upon the request of the Secured Party, Debtor shall notify such person or entity of Secured Party's security interest in such Collateral. Upon Secured Party's request, Debtor shall instruct any such person or entity to hold all such Collateral for Secured Party's account subject to Debtor's instructions, or, if an Event of Default has occurred hereunder, shall have occurred and be continuing, subject to Secured Party's instructions.

                  (d)      Maintenance  of   Existence.   Debtor  will  maintain
Debtor's corporate existence and remain in good standing and qualified to do business in all jurisdictions pursuant to the laws of which it is so required.

                  (e) Sale, Disposition or Encumbrance of Collateral. Without Secured Party's prior written consent, Debtor will not sell, assign, lend, rent, lease or otherwise dispose of or transfer Collateral to or in favor of any person or entity other than Secured Party except in Debtor's ordinary course of business.

                  (f) Maintenance. Debtor, at its own cost and expense, shall service, repair, maintain, overhaul, replace, test or cause the same to be done to each item of Equipment and Computer Hardware and Software used or useful

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

in connection with the Alabama Project so as to keep such items in as good an operating condition, repair and appearance as it was on the date of this Agreement, ordinary wear and tear excepted.

                  (g)      Event of Loss with Respect to the Alabama Project and

Collateral. Upon the occurrence of an event of loss with respect to the Alabama Project or the Collateral, Debtor shall forthwith (and in any event within ten
(10) days after such occurrence) give Secured Party written notice of such event of loss.

                  (h) Fees and Taxes. The Debtor shall pay when due all fees, taxes, recording fees and other governmental charges levied against the Alabama Project and the Collateral or incurred by the Secured Party in connection with the recording of this Agreement or otherwise perfecting the Security Interest.

                  Section 5. Application of Insurance Proceeds. All insurance proceeds (other than proceeds from policies carried by Secured Party which shall be paid directly to Secured Party or its assignees) received as the result of the occurrence of an event of loss with respect to the Alabama Project or Collateral will be applied at Debtor's option either (a) in reduction of Debtor's Obligations under the Promissory Note and the Transaction Documents, subject, however, to the Debtor's set off rights described in Section 2 hereof and in the Promissory Note, or (b) to the replacement of Collateral or rebuilding of the Alabama Project, with any remaining balance to be paid to Debtor.

                  Section 6. Other Insurance. Nothing shall prohibit Secured Party or any other Additional Insured from insuring the Alabama Project and the Collateral at its own expense.

                  Section 7. Application of Payments from Governmental Authorities for Requisition of Title. Any payments (other than insurance proceeds) received at any time by Secured Party or Debtor from any governmental authority or other entity with respect to condemnation, confiscation, theft or seizure of, or requisition of title to or use of the Alabama Project or Collateral, shall be applied either (a) in reduction of Debtor's obligations under the Promissory Note, subject, however, to the Debtor's set off rights described in Section 2 hereof and in the Promissory Note or (b) to the replacement of Collateral or rebuilding of the Alabama Project, with any remaining balance to Debtor.

                  Section 8. Inspection. The Secured Party may inspect the Alabama Project or the Collateral and the Debtor's books and records (and make copies thereof or extracts therefrom) concerning its financial condition at any reasonable time and upon reasonable notice from time to time during regular business hours, whether or not the Debtor is in default under the Agreement.

                  Section 9. Default. Each of the following occurrences shall constitute an event of default under this Agreement (an "Event of Default"):

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                  (a)      Debtor  fails  to  pay  any Obligations when  due and
payable; and such failure continues for thirty (30) days after written notice from the Secured Party to the Debtor thereof; provided, however, that such failure to pay shall not constitute an Event of Default at any time that it results from at any time the Secured Party (or any affiliate thereof) is in default of its obligations under other Transaction Document, the withholding or application in set off of any amount otherwise due and payable with respect to the Obligations by the Debtor against amounts owed by the Secured Party (or any affiliate thereof) under any other Transaction Document;

                  (b) Failure of the Debtor to perform any of its covenants or agreements contained in this Agreement and such failure continues for thirty
(30) days after written notice from the Secured Party to the Debtor; provided, however, that such failure to pay shall not constitute an Event of Default at any time that it results from at any time the Secured Party (or any affiliate thereof) is in default of its obligations under other Transaction Document, the withholding or application in set off of any amount otherwise due and payable with respect to the Obligations by the Debtor against amounts owed by the Secured Party (or any affiliate thereof) under any other Transaction Document; or

                  (c) Any representation or warranty by the Debtor set forth in this Agreement shall prove false or misleading in any material respect.

The Debtor shall promptly notify the Secured Party in writing (i) upon becoming aware of the occurrence of an Event of Default or event that with notice or lapse of time or otherwise would become an Event of Default, and (ii) of any occurrence of which it becomes aware which might have a material adverse effect on its ability to perform its obligations under this Agreement, the Purchase Agreement Documents or the Promissory Note.

                  Section 10. Remedies. Upon the occurrence of any Event of Default and at any time thereafter, so long as the same shall be continuing, the Secured Party may exercise any one or more of the following rights or remedies:
(a) exercise and enforce any and all rights and remedies available upon default pursuant to the Purchase Agreement Documents; (b) exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect in the States of Utah and Alabama or any other applicable jurisdiction, and the Secured Party is hereby granted the right to enter upon any property of the Debtor, without a hearing or prior notice thereof, for the purpose of taking possession of the Collateral; or (c) exercise or enforce any and all other rights and remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other Person or property. If notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in this Agreement) at least ten (10) calendar days prior to the date of intended disposition or other action. The Secured Party may require the Debtor to return (at the Debtor's expense) the Collateral to any point within the United States designated by the Secured Party.

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                  Section 11.  Cure Rights.  If the Debtor  at any time fails to perform or observe any agreement contained herein, and if such failure shall continue for a period of thirty (30) calendar days after the Secured Party gives the Debtor written notice thereof, the Secured Party may, but shall not be obligated to, without further notice or demand on the Debtor, and without releasing the Debtor from any of the Obligations, perform or observe such agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and take any and all other actions which the Secured Party may deem necessary to cure or correct such failure, including the payment of taxes, the satisfaction of security interests,
Liens,   attachments  or  encumbrances,   the  procurement  and  maintenance  of
insurance, and the procurement of repairs or transportation, subject, however, to the terms of the other Transaction Documents. The Secured Party shall have the right to appear in and defend any action or proceeding purporting to affect the security interest or the rights or powers of the Secured Party hereunder and in the Purchase Agreement Documents. The Debtor shall indemnify and hold the Secured Party harmless from and against, any and all losses, liabilities, claims and causes of action arising from or in connection with the Secured Party's actions in the stead of the Debtor and the Debtor shall thereupon pay the Secured Party on demand the amount of all moneys expended and all reasonable costs and expenses (including attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's performing or observing such agreements or taking such action, together with interest thereon from the date expended or incurred by the Secured Party at twelve percent (12%) per annum.

                  Section 12. Secured Party's Costs and Expenses. In addition to other amounts payable hereunder, the Debtor will (whether or not legal proceedings are commenced) pay to the Secured Party, on demand, all reasonable costs and expenses (including attorneys' fees and legal expenses) paid or incurred by the Secured Party in connection with an Event of Default, including any suit to collect the Obligations.

                  Section 13. Purchase Money Equipment Security Interest. Debtor and Secured Party agree and stipulate that this is a "purchase money security interest" as such term is used in the Code.


                  Section 14. Successors; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Debtor, the Secured Party and their respective successors and permitted assigns. This Agreement shall be governed by the substantive laws of the State of Utah, without giving effect to any choice of law or conflict of law provisions or rules that would cause the application of laws of any jurisdiction other than the State of Utah. Unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in the State of Utah, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or

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

prescribed  hereby.  All  representations  and  warranties   contained  in  this
Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

                  Section 15. Notices. All notices to the Secured Party and the Debtor shall be given in accordance with the notice provisions set forth in the Purchase Agreement.

                  Section 16. Further Assurances. The Debtor will defend the security interest of the Secured Party against all Persons, other than the Secured Party, at its own expense and from time to time shall execute and deliver to the Secured Party, and file all such instruments and take all such actions as the Secured Party may reasonably request in order to preserve and protect such security interest, to effectuate the purpose of this Agreement and the Purchase Agreement Documents or to carry out the terms hereof, including the execution and filing of financing statements or continuation statements under the Code. The Debtor hereby authorizes the Secured Party to file this Agreement or any such financing statements or continuation statements under the Code with respect to the Collateral with any appropriate governmental office in order to preserve, protect, perfect or continue the perfection of any and all security interests granted or created hereby.

                  Section 17. Miscellaneous. This Agreement can be waived, modified, amended or terminated, and the security interest of the Secured Party can be released, only explicitly in a writing signed by the Secured Party and the Debtor. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other right or remedy. The Secured Party shall not be obligated to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds therefrom in any particular order of application.

                  Section 18. Power of Attorney. The Debtor hereby irrevocably appoints the Secured Party as its true and lawful attorney-in-fact upon the occurrence of an Event of Default with full power, in the name of the Debtor or otherwise, for the purpose of (i) taking any action that the Secured Party may deem necessary or appropriate to preserve, protect, perfect and continue the perfection of the Secured Party's security interest in the Collateral; and (ii) enabling the Secured Party to sell, assign, transfer or dispose of the Collateral, including, without limitation, executing and delivering all bills of sale, assignments and other instruments as the Secured Party may consider necessary or appropriate, with full power of substitution, upon an Event of Default.

                  Section 19. Consent to Jurisdiction and Venue. Debtor and Secured Party consent to personal jurisdiction, waive any objection as to jurisdiction or venue and agree not to assert any defenses based on lack of jurisdiction or venue, in the County of Salt Lake, Utah. Service of process on Debtor or Secured Party in any action arising out of or relating to this Agreement shall be effective if mailed to such party at the address listed in the Purchase Agreement.

                  Section 20. Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

                  Section 21. Pronouns and Certain Other Terms. All pronouns (and any variation) will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person may require. The words "and" and "or" will include the conjunctive and disjunctive, as the context requires. The word "include" and derivatives of that word are used in an illustrative sense and not a limiting sense unless specifically indicated.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.

                                         COVOL TECHNOLOGIES, INC.


                                         /s/  Brent M. Cook
                                         By:      Brent M. Cook
Attest:                                  Title:   President


/s/ C. Parkinson Lloyd
By:      C. Parkinson Lloyd
Title:   Attorney, Ballard Spahr Andrews & Ingersoll, LLP


                                         ALABAMA SYNFUEL #1 LTD. by its
                                          corporate general partner
                                         ----------------------------

                                         /s/ Brent M. Cook
                                         By:      Brent M. Cook
Attest:                                  Title:   President - Covol Technologies


/s/ C. Parkinson Lloyd
By:      C. Parkinson Llyod
Title:   Attorney, Ballard Spahr Andrews & Ingersoll, LLP


                                         BIRMINGHAM SYNFUEL, L.L.C.


                                         /s/ Reynold Roeder
                                         By:      Reynold Roeder
Attest:                                  Title:   Vice President

/s/ Gary R. Barnum
By:      Gary R. Barnum
Title:   Stoel Rives

STATE OF UTAH              )
                                            )ss:
COUNTY OF SALT LAKE )

         I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Reynold Roder, whose name as Vice President of Birmingham Syn Fuel, LLC, an Oregon limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the 20th day of February, 1998.

                                                        /s/ Stacey A. Kamaya
                                                        Notary Public


STATE OF UTAH              )
                                            )ss:
COUNTY OF SALT LAKE )

         I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Brent M. Cook, whose name as President (of Its General Partner) of Alabama Synfuel #1, Ltd., a Delaware limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the 20th day of February, 1998.

                                                        /s/ Stacey A. Kamaya
                                                        Notary Public

STATE OF UTAH              )
                                            )ss:
COUNTY OF SALT LAKE )

         I, the undersigned authority, a Notary Public in and for said County, in said State, hereby certify that Brent M. Cook, whose name as President of Covol Technologies, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the 20th day of February, 1998.

                                                        /s/ Stacey A. Kamaya
                                                        Notary Public